Third Point Reinsurance Ltd.

Financial Supplement
June 30, 2016

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point House	Manoj Gupta - Head of Investor Relations and Business Development
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.

Basis of Presentation and Non-GAAP Financial Measures:

Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We refer to Third Point Reinsurance Investment Management Ltd. as the “Catastrophe Fund Manager,” Third Point Reinsurance Opportunities Fund Ltd. as the “Catastrophe Fund” and Third Point Re Cat Ltd. as the “Catastrophe Reinsurer.” We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.

In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial information in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:

This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: (i) limited historical information about the Company; (ii) fluctuation in results of operations; (iii) more established competitors; (iv) losses exceeding reserves; (v) downgrades or withdrawal of ratings by rating agencies; (vi) dependence on key executives; (vii) dependence on letter of credit facilities that may not be available on commercially acceptable terms; (viii) potential inability to pay dividends; (ix) inability to service the Company’s indebtedness; (x) limited cash flow and liquidity due to indebtedness; (xi) unavailability of capital in the future; (xii) fluctuations in market price of the Company’s common shares; (xiii) dependence on clients’ evaluations of risks associated with such clients’ insurance underwriting; (xiv) suspension or revocation of reinsurance licenses; (xv) potentially being deemed an investment company under United States federal securities law; (xvi) potential characterization of Third Point Re and/or Third Point Reinsurance Company Ltd. as a passive foreign investment company; (xvii) future strategic transactions such as acquisitions, dispositions, merger or joint ventures; (xviii) dependence on Third Point LLC to implement the Company’s investment strategy; (xix) termination by Third Point LLC of the investment management agreements; (xx) risks associated with the Company’s investment strategy being greater than those faced by competitors; (xxi) increased regulation or scrutiny of alternative investment advisers affecting the Company’s reputation; (xxii) Third Point Reinsurance Ltd. potentially becoming subject to United States federal income taxation; (xxiii) potentially becoming subject to United States withholding and information reporting requirements under the Foreign Account Tax Compliance Act provisions; (xxiv) changes in Bermuda or other law regulation that may have an adverse impact on the Company's operations; and (xxv) other risks and factors listed under “Risk Factors” in our most recent Annual Report on Form 10-K and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.
Table of Contents

Key Performance Indicators
Key Performance Indicators	Page 3

Consolidated Financial Statements
Condensed Consolidated Balance Sheets - by Quarter	Page 4
Condensed Consolidated Statements of Income	Page 5
Condensed Consolidated Statements of Income (Loss) - by Quarter	Page 6

Operating Segment Information
Segment Reporting - Three months ended June 30, 2016 and 2015	Page 7
Segment Reporting - Six months ended June 30, 2016 and 2015	Page 8
Property and Casualty Reinsurance Segment - by Quarter	Page 9
Catastrophe Risk Management Segment - by Quarter	Page 10
Corporate Function - by Quarter	Page 11
Gross Premiums Written by Lines and Type of Business and Type of Transaction - by Quarter	Page 12

Investments
Investments Managed by Third Point LLC - by Quarter	Page 13
Investment Return by Investment Strategy - by Quarter	Page 14

Other
General and Administrative Expenses - by Quarter	Page 15
Book Value per Share and Diluted Book Value per Share - by Quarter	Page 16
Earnings (Loss) per Share - by Quarter	Page 17
Return on Beginning Shareholders’ Equity - by Quarter	Page 18

Third Point Reinsurance Ltd.
Key Performance Indicators
June 30, 2016 and 2015
(expressed in thousands of U.S. dollars, except per share data and ratios)

	Three months ended		Six months ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Key underwriting metrics for Property and Casualty Reinsurance segment:
Net underwriting loss(1)	$(25,576)	$(9,388)	$(32,199)	$(13,247)
Combined ratio(1)	119.2%	107.8%	111.9%	105.1%

Key investment return metrics:
Net investment income	$86,346	$38,611	$46,236	$103,529
Net investment return on investments managed by Third Point LLC	4.0%	1.7%	1.9%	4.8%

Key shareholders’ value creation metrics:
Book value per share(2) (3)	$13.31	$13.23	$13.31	$13.23
Diluted book value per share(2) (3)	$12.88	$12.85	$12.88	$12.85
Increase (decrease) in diluted book value per share(2)	4.1%	1.1%	0.2%	4.2%
Return on beginning shareholders’ equity(2)	4.0%	1.0%	0.2%	4.6%

(1)	Refer to accompanying “Segment Reporting - Three and six months ended June 30, 2016 and 2015” for a calculation of net underwriting loss and combined ratio.

(2)
Book value per share, diluted book value per share and return on beginning shareholders’ equity are non-GAAP financial measures. Refer to accompanying “Book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share and “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity.

(3)	Prior year comparatives represent amounts as of December 31, 2015.

Third Point Reinsurance Ltd.
Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Assets
Equity securities, trading, at fair value	$1,458,015	$1,483,076	$1,231,077	$1,289,840	$1,332,489
Debt securities, trading, at fair value	1,250,883	1,185,102	1,034,247	737,039	801,725
Other investments, at fair value	64,320	49,965	51,920	52,882	72,699
Total investments in securities	2,773,218	2,718,143	2,317,244	2,079,761	2,206,913
Cash and cash equivalents	7,038	7,658	20,407	10,819	46,800
Restricted cash and cash equivalents	280,069	316,923	330,915	604,428	589,231
Due from brokers	337,264	424,205	326,971	303,597	263,440
Securities purchased under an agreement to sell	—	—	—	—	17,963
Derivative assets, at fair value	26,122	26,877	35,337	27,337	27,995
Interest and dividends receivable	7,492	14,092	10,687	10,030	5,508
Reinsurance balances receivable	429,358	326,066	294,313	314,693	291,226
Deferred acquisition costs, net	221,651	216,689	197,093	192,451	180,452
Other assets	14,159	16,594	12,141	15,223	7,333
Total assets	$4,096,371	$4,067,247	$3,545,108	$3,558,339	$3,636,861
Liabilities and shareholders’ equity
Liabilities
Accounts payable and accrued expenses	$9,878	$9,639	$11,966	$12,298	$12,356
Reinsurance balances payable	45,747	30,733	24,119	34,833	32,662
Deposit liabilities	88,817	86,594	83,955	167,210	147,161
Unearned premium reserves	655,397	591,970	531,710	567,565	571,580
Loss and loss adjustment expense reserves	536,955	489,907	466,047	420,649	312,945
Securities sold, not yet purchased, at fair value	262,748	235,919	314,353	172,074	151,115
Securities sold under an agreement to repurchase	168,356	170,305	8,944	—	10,992
Due to brokers	794,141	960,703	574,962	695,019	681,280
Derivative liabilities, at fair value	16,401	28,524	15,392	22,495	19,139
Performance fee payable to related party	2,954	—	—	—	25,059
Interest and dividends payable	4,517	2,397	4,400	1,673	3,678
Senior notes payable, net of deferred costs	113,465	113,421	113,377	113,332	113,290
Total liabilities	2,699,376	2,720,112	2,149,225	2,207,148	2,081,257
Commitments and contingent liabilities
Shareholders’ equity
Preference shares	—	—	—	—	—
Common shares	10,629	10,621	10,548	10,548	10,526
Treasury shares	(7,389)	—	—	—	—
Additional paid-in capital	1,086,258	1,083,168	1,080,591	1,078,327	1,073,369
Retained earnings	290,834	237,458	288,587	246,394	442,109
Shareholders’ equity attributable to shareholders	1,380,332	1,331,247	1,379,726	1,335,269	1,526,004
Non-controlling interests	16,663	15,888	16,157	15,922	29,600
Total shareholders’ equity	1,396,995	1,347,135	1,395,883	1,351,191	1,555,604
Total liabilities and shareholders’ equity	$4,096,371	$4,067,247	$3,545,108	$3,558,339	$3,636,861

Third Point Reinsurance Ltd.
Consolidated Statements of Income
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended		Six months ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Revenues
Gross premiums written	$196,866	$184,342	$394,022	$397,676
Gross premiums ceded	(1,425)	(1,425)	(1,425)	(1,477)
Net premiums written	195,441	182,917	392,597	396,199
Change in net unearned premium reserves	(62,319)	(62,339)	(122,673)	(136,546)
Net premiums earned	133,122	120,578	269,924	259,653
Net investment income	86,346	38,611	46,236	103,529
Total revenues	219,468	159,189	316,160	363,182
Expenses
Loss and loss adjustment expenses incurred, net	104,131	76,053	188,807	157,799
Acquisition costs, net	48,482	47,498	100,169	102,155
General and administrative expenses	10,243	14,267	21,531	25,975
Other expenses	3,173	2,315	5,879	5,016
Interest expense	2,046	2,052	4,094	3,088
Foreign exchange (gains) losses	(8,068)	139	(10,454)	(54)
Total expenses	160,007	142,324	310,026	293,979
Income before income tax expense	59,461	16,865	6,134	69,203
Income tax expense	(5,310)	(708)	(3,381)	(2,013)
Income including non-controlling interests	54,151	16,157	2,753	67,190
Income attributable to non-controlling interests	(775)	(495)	(506)	(1,058)
Net income	$53,376	$15,662	$2,247	$66,132
Earnings per share
Basic	$0.51	$0.15	$0.02	$0.63
Diluted	$0.51	$0.15	$0.02	$0.62
Weighted average number of ordinary shares used in the determination of earnings per share
Basic	104,132,797	103,927,761	104,195,336	103,837,545
Diluted	105,233,921	106,696,874	105,228,174	106,425,347

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Revenues
Gross premiums written	$196,866	$197,156	$99,155	$205,583	$184,342
Gross premiums ceded	(1,425)	—	(24)	(375)	(1,425)
Net premiums written	195,441	197,156	99,131	205,208	182,917
Change in net unearned premium reserves	(62,319)	(60,354)	35,235	3,597	(62,339)
Net premiums earned	133,122	136,802	134,366	208,805	120,578
Net investment income (loss)	86,346	(40,110)	61,553	(193,156)	38,611
Total revenues	219,468	96,692	195,919	15,649	159,189
Expenses
Loss and loss adjustment expenses incurred, net	104,131	84,676	98,855	158,537	76,053
Acquisition costs, net	48,482	51,687	38,552	50,509	47,498
General and administrative expenses	10,243	11,288	10,236	9,822	14,267
Other expenses	3,173	2,706	2,928	670	2,315
Interest expense	2,046	2,048	2,074	2,074	2,052
Foreign exchange (gains) losses	(8,068)	(2,386)	(2,396)	(746)	139
Total expenses	160,007	150,019	150,249	220,866	142,324
Income (loss) before income tax (expense) benefit	59,461	(53,327)	45,670	(205,217)	16,865
Income tax (expense) benefit	(5,310)	1,929	(2,863)	7,781	(708)
Income (loss) including non-controlling interests	54,151	(51,398)	42,807	(197,436)	16,157
(Income) loss attributable to non-controlling interests	(775)	269	(614)	1,721	(495)
Net income (loss)	$53,376	$(51,129)	$42,193	$(195,715)	$15,662
Earnings (loss) per share
Basic	$0.51	$(0.49)	$0.40	$(1.88)	$0.15
Diluted	$0.51	$(0.49)	$0.39	$(1.88)	$0.15
Weighted average number of ordinary shares used in the determination of earnings (loss) per share
Basic	104,132,797	104,257,874	104,217,321	104,117,448	103,927,761
Diluted	105,233,921	104,257,874	106,635,451	104,117,448	106,696,874

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Segment Reporting - Three months ended June 30, 2016 and 2015
(expressed in thousands of U.S. dollars)

	Three months ended June 30, 2016				Three months ended June 30, 2015
	Property and Casualty Reinsurance	Catastrophe Risk Management(2)	Corporate	Total	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total
Revenues
Gross premiums written	$196,866	$—	$—	$196,866	$184,191	$151	$—	$184,342
Gross premiums ceded	(1,425)	—	—	(1,425)	(1,425)	—	—	(1,425)
Net premiums written	195,441	—	—	195,441	182,766	151	—	182,917
Change in net unearned premium reserves	(62,319)	—	—	(62,319)	(62,384)	45	—	(62,339)
Net premiums earned	133,122	—	—	133,122	120,382	196	—	120,578
Expenses
Loss and loss adjustment expenses incurred, net	104,131	—	—	104,131	76,053	—	—	76,053
Acquisition costs, net	48,482	—	—	48,482	47,475	23	—	47,498
General and administrative expenses	6,085	—	4,158	10,243	6,242	198	7,827	14,267
Total expenses	158,698	—	4,158	162,856	129,770	221	7,827	137,818
Net underwriting loss	(25,576)	n/a	n/a	n/a	(9,388)	n/a	n/a	n/a
Net investment income	19,098	—	67,248	86,346	9,790	43	28,778	38,611
Other expenses	(3,173)	—	—	(3,173)	(2,315)	—	—	(2,315)
Interest expense	—	—	(2,046)	(2,046)	—	—	(2,052)	(2,052)
Foreign exchange gains (losses)	—	—	8,068	8,068	—	—	(139)	(139)
Income tax expense	—	—	(5,310)	(5,310)	—	—	(708)	(708)
Segment income (loss) including non-controlling interests	(9,651)	—	63,802	54,151	(1,913)	18	18,052	16,157
Segment income attributable to non-controlling interests	—	—	(775)	(775)	—	(64)	(431)	(495)
Segment income (loss)	$(9,651)	$—	$63,027	$53,376	$(1,913)	$(46)	$17,621	$15,662

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	78.2%				63.2%
Acquisition cost ratio	36.4%				39.4%
Composite ratio	114.6%				102.6%
General and administrative expense ratio	4.6%				5.2%
Combined ratio	119.2%				107.8%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

(2)
As of December 31, 2015, all investments in the Catastrophe Fund had been redeemed. In February 2016, the Company completed the dissolution of the Catastrophe Fund and Catastrophe Reinsurer. As a result, there is no further activity in the Catastrophe Risk Management segment

Third Point Reinsurance Ltd.
Segment Reporting - Six months ended June 30, 2016 and 2015
(expressed in thousands of U.S. dollars)

	Six months ended June 30, 2016				Six months ended June 30, 2015
	Property and Casualty Reinsurance	Catastrophe Risk Management(2)	Corporate	Total	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total
Revenues
Gross premiums written	$394,022	$—	$—	$394,022	$397,574	$102	$—	$397,676
Gross premiums ceded	(1,425)	—	—	(1,425)	(1,477)	—	—	(1,477)
Net premiums written	392,597	—	—	392,597	396,097	102	—	396,199
Change in net unearned premium reserves	(122,673)	—	—	(122,673)	(136,598)	52	—	(136,546)
Net premiums earned	269,924	—	—	269,924	259,499	154	—	259,653
Expenses
Loss and loss adjustment expenses incurred, net	188,807	—	—	188,807	157,799	—	—	157,799
Acquisition costs, net	100,169	—	—	100,169	102,138	17	—	102,155
General and administrative expenses	13,147	—	8,384	21,531	12,809	431	12,735	25,975
Total expenses	302,123	—	8,384	310,507	272,746	448	12,735	285,929
Net underwriting loss	(32,199)	n/a	n/a	n/a	(13,247)	n/a	n/a	n/a
Net investment income	10,837	—	35,399	46,236	28,365	68	75,096	103,529
Other expenses	(5,879)	—	—	(5,879)	(5,016)	—	—	(5,016)
Interest expense	—	—	(4,094)	(4,094)	—	—	(3,088)	(3,088)
Foreign exchange gains	—	—	10,454	10,454	—	—	54	54
Income tax expense	—	—	(3,381)	(3,381)	—	—	(2,013)	(2,013)
Segment income (loss) including non-controlling interests	(27,241)	—	29,994	2,753	10,102	(226)	57,314	67,190
Segment (income) loss attributable to non-controlling interests	—	—	(506)	(506)	—	16	(1,074)	(1,058)
Segment income (loss)	$(27,241)	$—	$29,488	$2,247	$10,102	$(210)	$56,240	$66,132

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	69.9%				60.8%
Acquisition cost ratio	37.1%				39.4%
Composite ratio	107.0%				100.2%
General and administrative expense ratio	4.9%				4.9%
Combined ratio	111.9%				105.1%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

(2)
As of December 31, 2015, all investments in the Catastrophe Fund had been redeemed. In February 2016, the Company completed the dissolution of the Catastrophe Fund and Catastrophe Reinsurer. As a result, there is no further activity in the Catastrophe Risk Management segment

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Revenues
Gross premiums written	$196,866	$197,156	$99,155	$205,729	$184,191
Gross premiums ceded	(1,425)	—	(24)	(375)	(1,425)
Net premiums written	195,441	197,156	99,131	205,354	182,766
Change in net unearned premium reserves	(62,319)	(60,354)	35,235	3,597	(62,384)
Net premiums earned	133,122	136,802	134,366	208,951	120,382
Expenses
Loss and loss adjustment expenses incurred, net	104,131	84,676	98,855	158,387	76,053
Acquisition costs, net	48,482	51,687	38,552	50,527	47,475
General and administrative expenses	6,085	7,062	6,134	5,872	6,242
Total expenses	158,698	143,425	143,541	214,786	129,770
Net underwriting loss	(25,576)	(6,623)	(9,175)	(5,835)	(9,388)
Net investment income (loss)	19,098	(8,261)	12,813	(51,988)	9,790
Other expenses	(3,173)	(2,706)	(2,928)	(670)	(2,315)
Segment income (loss)	$(9,651)	$(17,590)	$710	$(58,493)	$(1,913)

Underwriting ratios (1):
Loss ratio	78.2%	61.9%	73.6%	75.8%	63.2%
Acquisition cost ratio	36.4%	37.8%	28.7%	24.2%	39.4%
Composite ratio	114.6%	99.7%	102.3%	100.0%	102.6%
General and administrative expense ratio	4.6%	5.2%	4.6%	2.8%	5.2%
Combined ratio	119.2%	104.9%	106.9%	102.8%	107.8%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Catastrophe Risk Management Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Revenues
Gross premiums written	$—	$—	$—	$(146)	$151
Gross premiums ceded	—	—	—	—	—
Net premiums written	—	—	—	(146)	151
Change in net unearned premium reserves	—	—	—	—	45
Net premiums earned	—	—	—	(146)	196
Expenses
Loss and loss adjustment expenses incurred, net	—	—	—	150	—
Acquisition costs, net	—	—	—	(18)	23
General and administrative expenses	—	—	(16)	32	198
Total expenses	—	—	(16)	164	221
Net investment income	—	—	—	1	43
Segment income (loss) including non-controlling interests	—	—	16	(309)	18
Segment income attributable to non-controlling interests	—	—	(54)	140	(64)
Segment income (loss)	$—	$—	$(38)	$(169)	$(46)

Note: As of December 31, 2015, all investments in the Catastrophe Fund had been redeemed. In February 2016, the Company completed the dissolution of the Catastrophe Fund and Catastrophe Reinsurer. As a result, there is no further activity in the Catastrophe Risk Management segment

Third Point Reinsurance Ltd.
Corporate Function - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Revenues
Gross premiums written	$—	$—	$—	$—	$—
Gross premiums ceded	—	—	—	—	—
Net premiums written	—	—	—	—	—
Change in net unearned premium reserves	—	—	—	—	—
Net premiums earned	—	—	—	—	—
Expenses
Loss and loss adjustment expenses incurred, net	—	—	—	—	—
Acquisition costs, net	—	—	—	—	—
General and administrative expenses	4,158	4,226	4,118	3,918	7,827
Total expenses	4,158	4,226	4,118	3,918	7,827
Net investment income (loss)	67,248	(31,849)	48,740	(141,169)	28,778
Interest expense	(2,046)	(2,048)	(2,074)	(2,074)	(2,052)
Foreign exchange gains (losses)	8,068	2,386	2,396	746	(139)
Income tax (expense) benefit	(5,310)	1,929	(2,863)	7,781	(708)
Segment income (loss) including non-controlling interests	63,802	(33,808)	42,081	(138,634)	18,052
Segment (income) loss attributable to non-controlling interests	(775)	269	(560)	1,581	(431)
Segment income (loss)	$63,027	$(33,539)	$41,521	$(137,053)	$17,621

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines and Type of Business and Type of Transaction - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Line and Type of Business
Property	$7,257	$(175)	$43,361	$21,863	$27,535

Workers Compensation	50,366	1,240	(321)	14,769	44,357
Auto	68,074	10,137	7,395	91,565	73,666
General Liability	29,239	—	—	55,646	21,134
Professional Liability	1,450	—	(1,000)	—	10,000
Casualty	149,129	11,377	6,074	161,980	149,157

Agriculture	—	—	—	—	(1)
Credit & Financial lines	14,543	32,091	15,937	20,611	7,500
Multi-line	25,937	153,863	33,783	1,275	—
Specialty	40,480	185,954	49,720	21,886	7,499

Total property and casualty reinsurance segment	196,866	197,156	99,155	205,729	184,191
Catastrophe risk management	—	—	—	(146)	151
	$196,866	$197,156	$99,155	$205,583	$184,342

Type of Transaction
Opportunistic deals	$87,290	$186,617	$51,848	$78,783	$16,178
Reserve covers	—	—	—	91,554	—
Traditional quota shares	109,576	10,539	47,307	35,392	168,013
	$196,866	$197,156	$99,155	$205,729	$184,191

Third Point Reinsurance Ltd.
Investments Managed by Third Point LLC - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Assets
Total investments in securities	$2,746,271	$2,691,431	$2,290,779	$2,053,777	$2,181,728
Cash and cash equivalents	11	11	57	10	25,221
Restricted cash and cash equivalents	280,069	316,923	330,915	604,428	566,716
Due from brokers	337,264	424,205	326,971	303,597	263,440
Securities purchased under an agreement to sell	—	—	—	—	17,963
Derivative assets	26,122	26,877	35,337	27,337	27,995
Interest and dividends receivable	7,492	14,092	10,687	10,030	5,505
Total assets	$3,397,229	$3,473,539	$2,994,746	$2,999,179	$3,088,568
Liabilities and non-controlling interest
Accounts payable and accrued expenses	$902	$1,102	$770	$714	$846
Securities sold, not yet purchased	262,748	235,919	314,353	172,074	151,115
Securities sold under an agreement to repurchase	168,356	170,305	8,944	—	10,992
Due to brokers	794,141	960,703	574,962	695,019	681,280
Derivative liabilities	16,401	28,524	15,392	22,495	19,139
Performance fee payable to related party	2,954	—	—	—	25,059
Interest and dividends payable	1,482	1,363	1,345	647	657
Capital contributions received in advance	—	—	—	—	25,214
Non-controlling interest	16,663	15,888	16,157	15,597	16,317
Total liabilities and non-controlling interest	1,263,647	1,413,804	931,923	906,546	930,619
Total net investments managed by Third Point LLC	$2,133,582	$2,059,735	$2,062,823	$2,092,633	$2,157,949

Net investments - Capital	$1,560,681	$1,504,321	$1,537,349	$1,491,118	$1,573,864
Net investments - Float	572,901	555,414	525,474	601,515	584,085
Total net investments managed by Third Point LLC	$2,133,582	$2,059,735	$2,062,823	$2,092,633	$2,157,949

Third Point Reinsurance Ltd.
Investment Return by Investment Strategy - by Quarter

Summary of investment return on investments managed by Third Point LLC	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015

Long/short equities	0.3%	(1.1)%	2.9%	(8.2)%	1.1%
Asset-backed securities	0.3%	(0.8)%	(0.2)%	0.4%	1.1%
Corporate and sovereign credit	3.5%	0.8%	0.3%	(1.0)%	(0.4)%
Macro and other	(0.1)%	(0.9)%	(0.2)%	0.1%	(0.1)%
	4.0%	(2.0)%	2.8%	(8.7)%	1.7%

Third Point Reinsurance Ltd.
General and Administrative Expenses - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Payroll and related	$4,510	$5,001	$3,816	$3,500	$7,295
Share compensation expenses	2,051	2,651	2,266	2,807	2,714
Legal and accounting	1,194	928	1,115	1,090	1,385
Travel and entertainment	640	676	722	649	789
Credit facility fees	385	553	391	466	519
IT related	381	457	888	366	347
Occupancy	281	262	209	182	205
Corporate insurance	232	247	229	222	276
Board of director and related	191	163	169	192	239
Other general and administrative expenses	378	350	431	348	498
	$10,243	$11,288	$10,236	$9,822	$14,267

Third Point Reinsurance Ltd.
Book Value per Share and Diluted Book Value per Share - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Basic and diluted book value per share numerator:
Total shareholders’ equity	$1,396,995	$1,347,135	$1,395,883	$1,351,191	$1,555,604
Less: non-controlling interests	(16,663)	(15,888)	(16,157)	(15,922)	(29,600)
Shareholders’ equity attributable to shareholders	1,380,332	1,331,247	1,379,726	1,335,269	1,526,004
Effect of dilutive warrants issued to founders and an advisor	46,512	46,512	46,512	46,512	46,512
Effect of dilutive stock options issued to directors and employees	57,024	57,272	58,070	58,070	60,240
Fully diluted book value per share numerator:	$1,483,868	$1,435,031	$1,484,308	$1,439,851	$1,632,756
Basic and diluted book value per share denominator:
Issued and outstanding shares, net of treasury shares	103,716,629	104,336,577	104,256,745	104,217,321	104,000,321
Effect of dilutive warrants issued to founders and an advisor	4,651,163	4,651,163	4,651,163	4,651,163	4,651,163
Effect of dilutive stock options issued to directors and employees	5,683,740	5,708,559	5,788,391	5,788,391	6,005,391
Effect of dilutive restricted shares issued to employees	1,157,384	1,273,248	837,277	954,829	954,829
Diluted book value per share denominator:	115,208,916	115,969,547	115,533,576	115,611,704	115,611,704

Basic book value per share(1)	$13.31	$12.76	$13.23	$12.81	$14.67
Diluted book value per share(1)	$12.88	$12.37	$12.85	$12.45	$14.12

Increase (decrease) in diluted book value per share	4.1%	(3.7)%	3.2%	(11.8)%	1.1%

(1)
Book value per share and diluted book value per share are non-GAAP financial measures. Book value per share is calculated by dividing shareholders’ equity attributable to shareholders by the number of issued and outstanding shares at period end, net of treasury shares. Diluted book value per share is calculated by dividing shareholders’ equity attributable to shareholders and adjusted to include unvested restricted shares and the exercise of all in-the-money options and warrants. For unvested restricted shares with a performance condition, we include the unvested restricted shares for which we consider vesting to be probable. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2016	March 31, 2016(1)	December 31, 2015	September 30, 2015(1)	June 30, 2015
Weighted-average number of common shares outstanding
Basic number of common shares outstanding, net of treasury shares	104,132,797	104,257,874	104,217,321	104,117,448	103,927,761
Dilutive effect of options	403,547	—	1,166,940	—	1,341,209
Dilutive effect of warrants	556,829	—	1,251,190	—	1,427,904
Dilutive effect of restricted shares with service and performance condition	140,748	—	—	—	—
Diluted number of common shares outstanding	105,233,921	104,257,874	106,635,451	104,117,448	106,696,874

Basic earnings (loss) per common share:
Net income (loss)	$53,376	$(51,129)	$42,193	$(195,715)	$15,662
Income allocated to participating shares	(169)	—	(137)	—	(50)
Net income (loss) available to common shareholders	$53,207	$(51,129)	$42,056	$(195,715)	$15,612

Basic earnings (loss) per common share	$0.51	$(0.49)	$0.40	$(1.88)	$0.15

Diluted earnings (loss) per common share
Net income (loss)	$53,376	$(51,129)	$42,193	$(195,715)	$15,662
Income allocated to participating shares	(167)	—	(134)	—	(49)
Net income (loss) available to common shareholders	$53,209	$(51,129)	$42,059	$(195,715)	$15,613

Diluted earnings (loss) per common share	$0.51	$(0.49)	$0.39	$(1.88)	$0.15

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Return on Beginning Shareholders’ Equity - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Net income (loss)	$53,376	$(51,129)	$42,193	$(195,715)	$15,662
Shareholders’ equity attributable to shareholders - beginning of period	1,331,247	1,379,726	1,335,269	1,526,004	1,506,581
Impact of weighting related to shareholders’ equity from shares repurchased	(2,609)	—	—	—	—
Adjusted shareholders’ equity attributable to shareholders - beginning of period	$1,328,638	$1,379,726	$1,335,269	$1,526,004	$1,506,581
Return on beginning shareholders’ equity	4.0%	(3.7)%	3.2%	(12.8)%	1.0%

(1)
Return on beginning shareholders’ equity as presented is a non-GAAP financial measure. Return on beginning shareholders’ equity is calculated by dividing net income by the beginning shareholders’ equity attributable to shareholders. We believe this metric is used by investors to supplement measures of our profitability. For the periods ended June 30, 2016, we have also adjusted the beginning shareholders’ equity for the impact of the shares repurchased on a weighted average basis. This adjustment increased the stated returns on beginning shareholders’ equity.